UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) October 31, 2005

                     CENTURY PROPERTIES GROWTH FUND XXII
            (Exact name of Registrant as specified in its charter)


            California                0-13418                 94-2939418
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03  Creation of a Direct Financial Obligation

Century Properties Growth Fund XXII (the "Registrant") owns a 100% interest in Wood Creek CPGF 22, Limited Partnership, a Delaware limited partnership (the "Partnership"). On October 31, 2005, the Partnership obtained mortgage financing in the principal amount of approximately $10,500,000 on its investment property, Woodcreek Apartments, located in Mesa, Arizona. The existing mortgage debt, which had an outstanding principal balance of approximately $11,376,000, was scheduled to mature on February 1, 2006 and was repaid with proceeds from the new mortgage financing and an advance from AIMCO Properties, L.P. ("AIMCO Properties"), an affiliate of the Registrant's managing general partner. The new loan agreement requires monthly payments of principal and interest beginning on November 25, 2005 until the loan matures September 16, 2007. The new mortgage financing was obtained pursuant to a credit facility (the "Permanent Credit Facility") that has also provided for the refinancing of several other properties affiliated with AIMCO Properties. The Permanent Credit Facility creates separate loans for each property refinanced thereunder, and such loans are not cross-collateralized or cross-defaulted with each other. The Permanent Credit Facility matures September 16, 2007 with an option for the Partnership to elect one five-year extension. The interest rate on the loans, which resets monthly, is equal to the Fannie Mae discounted mortgage-backed security index plus 85 basis points. In addition, monthly principal payments are required based on a 30-year amortization schedule, using the interest rate in effect during the first month in which the property is financed under the Permanent Credit Facility. The loan may be prepaid without penalty. As a condition of the loan, the lender required AIMCO Properties to guarantee the obligations and liabilities of the Registrant with respect to the new mortgage financing.

In accordance with the terms of the loan agreement relating to the new mortgage financing, payment of the note may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs. Events of default include, but are not limited to: failure to pay or deposit any amount due under the loan agreement when due; failure to maintain property and liability insurance coverage; any transfers of the mortgaged property or interests in the borrower without lender consent; any representations or warranties made in connection with obtaining the loan that are considered by the lender to be misleading in any material respect at the time such representations or warranties were made; any judgment or lien placed on the Registrant, which in the lender's sole judgment has a material adverse effect on the Registrant or is not covered by collectible insurance proceeds; and acquiring additional real or personal property other than the mortgaged property or related to the operation and maintenance of the mortgaged property.

The foregoing description is qualified in its entirety by reference to the Multifamily Note, Assignment of Loan Agreement, Collateral Agreements, and other loan documents and Guaranty, copies of which are filed as exhibits 10.14,10.15, and 10.16 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

    The following exhibits are filed with this report (1):
10.14 Multifamily Note dated October 31, 2005 between Wood Creek CPGF 22, Limited Partnership, a Delaware limited partnership and GMAC Commercial Mortgage Corporation, a California corporation.

10.15 Assignment  of  Loan  Agreement,  Collateral  Agreements  and  other  Loan
      Documents  dated  October  31,  2005  between  GMAC  Commercial   Mortgage
      Corporation and Wood Creek CPGF 22, Limited Partnership.

10.16 Guaranty dated October 31, 2005 between AIMCO Properties LP, a Delaware limited partnership and GMAC Commercial Mortgage Corporation, a California corporation.

(1) Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Century Properties Growth Fund XXII


                                    By:   Fox Partners IV
                                          General Partner

                                    By:   Fox Capital Management Corporation
                                          Managing General Partner

                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President

                                    Date: November 4, 2005

                                                                   Exhibit 10.14

                                                            Woodcreek Apartments

                                MULTIFAMILY NOTE
                                 (VARIABLE LOAN)

US $4,263,350.00                                        As of October 31, 2005


      FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, the principal sum of Four Million Two Hundred Sixty-Three Thousand Three Hundred Fifty and 00/100 Dollars (US $4,263,350.00), with interest on each Variable Loan at an annual rate as calculated in Section 3 hereof.

      This Note is executed and delivered by Borrower  pursuant to one of either
(i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among certain borrowers signatory thereto and Lender or (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and Lender. As used herein, the term "Loan
Agreement" shall mean whichever of the loan agreements described in the preceding sentence shall apply from time to time in accordance with their respective terms, along with all amendments, supplements, replacements, restatements or other modifications thereto or thereof from time to time made. The Loan Agreement shall evidence the obligation of Borrower to repay a Variable Loan made by Lender to Borrower in accordance with the terms of the Loan
Agreement. This Note is entitled to the benefit and security of the Loan Documents provided for in the Loan Agreement, to which reference is hereby made for a statement of all of the terms and conditions under which the Variable Loan evidenced hereby is made. The Loan Agreement requires certain of the terms of each Variable Loan to be evidenced by one or a series of Loan Confirmation Instruments, and reference is hereby made to each such Loan Confirmation Instrument for such terms.

1. Defined Terms. As used in this Note, (i) the term "Lender" means the holder of this Note, and (ii) the term "Indebtedness" means the principal of, interest on, or any other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. Event of Default and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Loan Agreement or, if not defined in the Loan Agreement, as defined in the Security Instrument (as defined in Paragraph
5).

2. Address for Payment. All payments due under this Note shall be payable at GMAC Commercial Mortgage Corporation, 200 Witmer Road, Horsham, PA 19044 ,
Attention: Servicing - Account Manager, or such other place as may be designated by written notice to Borrower from or on behalf of Lender.

3. Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a) This Note shall evidence a Variable Loan made from time to time under the Loan Agreement. The Variable Loan shall bear interest at a rate determined in accordance with Section 2.01 of the Loan Agreement.

(b) Borrower shall pay imputed interest on each Variable Loan in advance in the form of a Discount in accordance with Section 1.04(b) of the Loan Agreement (except that Borrower shall pay actual interest on the Variable Loan for the partial month period, if any, in accordance with Section 1.04(a) of the Loan Agreement).

(c) Borrower shall make monthly payments of principal each in the amount as set forth on the attached Amortization Schedule. Lender shall apply each such principal payment to the outstanding principal amount of the Loan on the Rollover Date next following receipt of any such payment. If not sooner paid, the entire principal amount of the Variable Loan shall be due and payable on the earlier of (i) the termination of the Loan Agreement pursuant to subsection (e) of Section 1.02 thereof, (ii) the fifth anniversary (unless such date is extended pursuant to Section 1.07 of the Loan Agreement, in which case, the tenth anniversary) of the Initial Closing Date or (iii) the maturity date of any outstanding MBS, unless either (A) not less than five Business Days prior to the maturity date of the outstanding MBS, a Borrower has requested that the outstanding MBS be renewed with a new MBS or converted to a Fixed Loan to take effect on the maturity date of the outstanding MBS and such new MBS has been issued or conversion has occurred or (B) the MBS is automatically renewed, which automatic renewal shall occur in the event that a Borrower does not make the request set forth in subpart (iii)(A) above and does not give Lender notice not less than five Business days prior to the maturity date of the outstanding MBS that the Variable Loan related to such outstanding MBS shall be paid on the maturity date of such outstanding MBS (the "Maturity Date"). Any MBS that is issued as a result of an automatic renewal of a maturing MBS as contemplated by subpart (iii)(B) above shall have a maturity date of three (3) months after the MBS Issue Date.

(d) In addition to payment of principal and the Discount, Borrower shall pay the Variable Loan Fee due on each Variable Loan in accordance with Section 1.04(b)(ii) of the Loan Agreement.

4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness that is less than all amounts due and payable at such time, Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

5. Security. The Indebtedness is secured, among other things, by a multifamily mortgage, deed to secure debt or deed of trust dated as of the date of this Note (the "Security Instrument") and reference is made to the Security Instrument for other rights of Lender concerning the collateral for the Indebtedness.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Paragraph 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any additional notice to Borrower. Lender may exercise this option to accelerate regardless of any prior forbearance.

7. Late Charge. If any monthly amount payable under this Note or under the Security Instrument or any other Loan Document is not received by Lender within 10 days after the amount is due, Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to 5 percent of such amount. Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "Loan"), and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Paragraph represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Paragraph 8.

8. Default Rate. So long as any monthly installment or any other payment due under this Note remains past due for 30 days or more, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or other payment due, as applicable, at a rate (the "Default Rate") equal to the lesser of 4 percentage points above the rate stated in the first paragraph of this Note or the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate. Borrower also acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, that, during the time that any monthly installment or payment under this Note is delinquent for more than 30 days, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities, and that it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment or payment due under this Note is delinquent for more than 30 days, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

9. Limits on Personal Liability.

(a) Except as otherwise provided in this Paragraph 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents, and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any obligations of Borrower.

(b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of (1) failure of Borrower to pay to Lender upon demand after an Event of Default, all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence; (2) failure of Borrower to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument; (3) failure of Borrower to comply with Section 14(d) or (e) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports; (4) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender; or (5) failure to apply Rents, first, to the payment of reasonable operating expenses (other than Property management fees that are not currently payable pursuant to the terms of an Assignment of Management Agreement or any other agreement with Lender executed in connection with the Loan) and then to amounts ("Debt Service Amounts") payable under this Note, the Security Instrument or any other Loan Document (except that Borrower will not be personally liable (i) to the extent that Borrower lacks the legal right to direct the disbursement of such sums because of a bankruptcy, receivership or similar judicial proceeding, or (ii) with respect to Rents that are distributed in any calendar year if Borrower has paid all operating expenses and Debt Service Amounts for that calendar year).
(c) Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of
Default: (1) Borrower's acquisition of any property or operation of any business not permitted by Section 33 of the Security Instrument; or (2) a Transfer that is an Event of Default under Section 21 of the Security Instrument.

(d) To the extent that Borrower has personal liability under this Paragraph 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. For purposes of this Paragraph 9, the term "Mortgaged Property" shall not include any funds that (1) have been applied by Borrower as required or permitted by the Security Instrument prior to the occurrence of an Event of Default, or (2) Borrower was unable to apply as required or permitted by the Security Instrument because of a bankruptcy, receivership, or similar judicial proceeding.

10. Voluntary and Involuntary Prepayments. Pursuant to the terms of the Loan Agreement, Borrower shall pay the entire amount of the Discount on any Variable Loan in advance. Accordingly, any Variable Loan may be prepaid in whole or in part and at any time without penalty. Borrower shall give Lender six (6) Business Days advance notice of any prepayment.

11. Costs and Expenses. Borrower shall pay on demand all reasonable expenses and costs, including reasonable fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation, incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

13. Waivers. Except as expressly provided in the Loan Agreement, presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness are waived by Borrower and all endorsers and guarantors of this Note and all other third party obligors.

14. Loan Charges. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. Borrower agrees to an effective rate of interest that is the stated rate of interest plus any additional rate of interest resulting from any other charges or fees that are to be paid by Borrower to Lender that may be found by a court of competent jurisdiction to be interest. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

15. Commercial Purpose. Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family or household purposes.

16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

17. Governing Law; Consent to Jurisdiction; WAIVER OF JURY TRIAL. The provisions of Section 11.07 of the Loan Agreement (entitled "Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial") are hereby incorporated into this Note by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

18. Captions. The captions of the paragraphs of this Note are for convenience only and shall be disregarded in construing this Note.

19. Notices. All notices, demands and other communications required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 11.09 of the Loan Agreement.

20. Security for this Note. Reference is made hereby to the Loan Agreement and the Security Documents for additional rights and remedies of Lender relating to the indebtedness evidenced by this Note. Each Security Document shall be released in accordance with the provisions of the Security Documents.

21. Loan May Not Be Reborrowed. Borrower may not re-borrow any amounts under this Note which it has previously borrowed and repaid under this Note.

22. Default Under Loan Agreement and Other Loan Documents. The occurrence of an Event of Default under the Loan Agreement or the Security Instrument shall constitute an "Event of Default" under this Note in accordance with the Loan Agreement and the Security Instrument. Upon the occurrence of an Event of Default under the Loan Agreement or the Security Instrument, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder hereof.

23. Loan Confirmation Instruments; Accounting for Variable Loans. The terms of the Loan Agreement and this Note govern the repayment, and all other terms relating to the Variable Loan. However, Borrower shall execute a Loan Confirmation Instrument to create a physical instrument evidencing each MBS issued to fund the Variable Loan. The Loan Confirmation Instrument executed by Borrower in accordance with Section 2.02 of the Loan Agreement shall set forth the amount, term, Discount, Closing Date and certain other terms of each MBS issued to fund the Variable Loan. The Loan Confirmation Instrument shall conclusively establish each of the terms described in the preceding sentence, absent manifest error. The MBS evidenced by the Loan Confirmation Instrument does not represent a separate indebtedness from that evidenced by this Note. In making proof of this Note, no other documents other than this Note shall be required. In making proof of the amount and terms of the outstanding Variable Loans under this Note, this Note, the related Loan Confirmation Instruments, and Lender's records concerning payments made by Borrower under this Note, shall be conclusive evidence of the terms and outstanding amounts of the Variable Loan, absent manifest error.

24. Modifications to Note. There are standard modifications to this Note that are attached as Exhibit B-1 and Exhibit B-2 hereto. In addition, there may be special modifications to this Note attached as Exhibit B-3 hereto. All such exhibits are hereby incorporated into this Note as a part hereof.

      IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.


                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                    WOODS OF INVERNESS CPF 16, L.P., a
                                       Delaware limited partnership


                                       By: CPF 16 Woods of Inverness GP,
                                           L.L.C., a South Carolina limited
                                           liability company, its General
                                           Partner

                                         By: Century Properties Growth Fund
                                             XVI, a California limited
                                             partnership, its Sole Member

                                             By:  Fox Capital Management
                                                  Corporation, a California
                                                  corporation, its Managing
                                                  General Partner


                                             By:  /s/Patti K. Fielding
                                                  Patti K. Fielding
                                                  Executive Vice
                                                  President and Treasurer


                                    58-2301010
                                    Borrower's Social Security/Employer ID
                                     Number

                                    PAY TO THE ORDER OF FANNIE MAE, WITHOUT
                                    RECOURSE.

                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                       California corporation

                                    By:/s/Max W. Foore
                                        Max W. Foore
                                        Vice President

                                                                   Exhibit 10.15



                                                            Woodcreek Apartments

             ASSIGNMENT OF LOAN AGREEMENT, COLLATERAL AGREEMENTS
                            AND OTHER LOAN DOCUMENTS


The undersigned ("Lender") hereby assigns to Fannie Mae all right, title and interest of Lender in and to all of the loan documents (the "Loan Documents"), including but not limited to the Loan Documents listed on Exhibit A hereto, executed in connection with the loan (the "Loan") in the original principal amount of $4,263,350.00 to Woodcreek CPF 22, L.P., a Delaware limited partnership ("Borrower") as evidenced by a Multifamily Note (Variable Loan) dated as of October 31, 2005.

      This Assignment is given in connection with, and in consideration of, Fannie Mae's purchase of the Loan made by Lender to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged.

      In witness whereof, Lender has caused this Assignment to be executed, sealed and delivered as of this 31st day of October, 2005.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     LENDER:

                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                    California corporation



                                    By:/s/Max W. Foore
                                        Max W. Foore
                                        Vice President

                                                                   Exhibit 10.16

                                                            Woodcreek Apartments

                                    GUARANTY

      This Guaranty (the "Guaranty") is made and entered into as of the 31st day of October, 2005 by AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Guarantor"), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

                                    RECITALS

A. Lender has agreed to execute both (i) that certain Amended and Restated Loan Agreement, dated as of September 16, 2002, by and among AIMCO Properties, L.P., a Delaware limited partnership, certain borrowers signatory thereto and Lender and (ii) that certain Loan Agreement dated as of November 1, 2002, by and among certain borrowers signatory thereto and Lender (as amended, supplemental or otherwise modified or amended and restated from time to time, the "Loan Agreement"), pursuant to which, inter alia, Lender has agreed, subject to the terms, conditions and limitations of the Loan Agreement, to make a loan to Woods Of Inverness CPF 16, L.P., a Delaware limited partnership (the "Borrower") from time to time loan to be evidenced by the Note (the "Loan"). Terms used herein not defined herein have the definition given them in the Loan Agreement.

B. The repayment of the Loan and all of the Obligations of the Borrower under the Loan Agreement or the other Loan Documents are guaranteed by this Guaranty to the extent of Borrower's personal liability as provided in Section 9 of the Note evidencing the Loan, and except for such obligations described herein, Guarantor shall have no liability in connection with, or responsibility to perform, under or in accordance with the Loan Agreement or other Loan Documents.

C. Guarantor owns, directly or indirectly, an ownership interest in the Borrower and will receive a direct and material benefit from the Loans to the Borrower.

D. Lender is willing to make the Loan to the Borrower only if Guarantor agrees to enter into this Guaranty.

      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor hereby agrees as follows:

      Section 1. Definitions. All capitalized terms used but not defined in this Guaranty shall have the meanings ascribed to such terms in the Loan Agreement. The following terms shall have the meaning set forth below for purposes of this
Guaranty:

      "Material Adverse Effect" means, with respect to any circumstance, act, condition or event of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, or circumstance or circumstances, whether or not related, a material adverse change in or a materially adverse effect upon the present or future ability of the Guarantor, to the extent specifically referred to in the applicable provision of that Guaranty, to perform the Guaranteed Obligations.

      "Net Worth" means, as of any date of determination and without double counting any item, the sum of the capital stock or other capital equity interests and additional paid-in capital plus retained earnings (or minus accumulated deficits) of the Guarantor, the REIT and their respective Subsidiaries on a consolidated basis determined in conformity with GAAP.

      "REIT" means Apartment Investment and Management Company, a Maryland corporation.

      "Subsidiary" means, with respect to the REIT, the Guarantor or an Affiliate of either of them, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by the REIT, the Guarantor or an Affiliate of either of them.

      Section 2. Guaranty of Payment. Guarantor irrevocably, absolutely and unconditionally guarantees to Lender all of the following (collectively, the "Guaranteed Obligations"): the due and punctual payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, at all times, of all amounts for which Borrower is personally liable under Section 9 of the Note.

This Guaranty shall be an unconditional guaranty of payment and performance and not of collection, and is in no way conditioned upon any attempt by Lender to pursue or exhaust any remedy against Borrower. This Guaranty is a continuing guaranty which shall remain in full force and effect until all of the Guaranteed Obligations have been paid and performed in full; and Guarantor shall not be released from any obligations to Lender under this Guaranty as long as any amount payable by the Borrower to Lender, or any obligation by the Borrower, under the Loan Documents is not performed, satisfied, settled or paid in full.

      Section 3. Form of Payment. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

      Section 4. Guarantor's Obligations are Absolute. The obligations of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, set-off, recoupment, deduction, or defense based upon any claim Guarantor may have against Lender or Borrower and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof), including, without limitation:

(a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under the Loan Documents;

(b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents;

(c) any assignment, sale or other transfer of Borrower's interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including, without limitation, a conveyance of such property by Borrower to Lender by deed in lieu of foreclosure;

(d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower or Lender, or by any court, in any such proceeding;

(e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or Borrower's incapacity or lack of authority to enter into the Loan Documents;

(f) any release, compromise, settlement or discharge with respect to all or any portion of Borrower's obligations under the Loan Documents;

(g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; or

(h) any resort to Guarantor for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations, if any, or shall have proceeded to pursue or exhaust its remedies against Borrower (or any other Person) primarily or secondarily liable for the Guaranteed Obligations.

No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, Guarantor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor hereunder, shall in any way affect, decrease, diminish or impair any of the obligations of Guarantor hereunder or give Guarantor or any other Person any recourse or defense against Lender.

      Section 5.  Waiver.  Guarantor unconditionally waives the following:

(a) notice of acceptance of this Guaranty and notice of any of the matters referred to in Section 4 hereof;

(b) all notices which may be required by statute, rule of law or otherwise to preserve intact any rights which Lender may have against Guarantor under this Guaranty, including, without limitation, any demand, proof or notice of non-payment of any of the principal of, interest on or other amounts payable under the Loan Documents, and notice of any failure on the part of Borrower to perform and comply with any covenant, agreement, term or condition of the Loan Documents;

(c) any right to the enforcement, assertion or exercise of any right, power or remedy conferred upon Lender in the Loan Documents or otherwise;

(d) any requirement that Lender act with diligence in enforcing its rights under the Loan Documents or this Guaranty;

(e) any right to require Lender to proceed against or exhaust its recourse against Borrower or any security or collateral held by Lender, if any, at any time for the payment of the Guaranteed Obligations or to pursue any other remedy in its power before being entitled to payment from Guarantor under this Guaranty or before proceeding against Guarantor;

(f) any failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other Person;

(g) any defense based upon an election of remedies by Lender which destroys or otherwise impairs the subrogation rights of Guarantor or the right of Guarantor (after payment of the Guaranteed Obligations) to proceed against Borrower for reimbursement, or both;

(h) any defense based upon any taking, modification or release of any collateral for the Guaranteed Obligations, if any, or any failure to perfect any security interest in, or the taking of, or failure to take any other action with respect to, any collateral securing payment of the Guaranteed Obligations, if any;

(i) any defense based upon the addition, substitution or release, in whole or in part, of any Person(s), including, without limitation, another guarantor, primarily or secondarily liable for or in respect of the Guaranteed Obligations;
(j) any rights or defenses based upon an offset by Guarantor against any obligation now or hereafter owed to Guarantor by Borrower; and

(k) all other notices which may or might be lawfully waived by Guarantor;

it being the intention hereof that Guarantor shall remain liable as principal, to the extent set forth in this Guaranty, until the payment and performance in full of the Guaranteed Obligations, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor other than the payment and performance in full of the Guaranteed Obligations. No delay by Lender in exercising any rights and/or powers hereunder or in taking any action to enforce Borrower's obligations under the Loan Documents shall operate as a waiver as to such rights or powers or in any manner prejudice any and all of Lender's rights and powers hereunder against Guarantor. The intention of Guarantor under this Guaranty is that, so long as any of the Guaranteed Obligations remains unsatisfied, the obligations of Guarantor hereunder shall not be discharged except by performance and then only to the extent of such performance. Guarantor agrees that Guarantor's obligations hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might constitute a legal or equitable discharge of a surety or guarantor.

      Section 6. Election of Remedies. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first pursue or exhaust any remedies available to it against Borrower under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations, if any, or any other source or means of obtaining payment of any of the Guaranteed Obligations.

      Section 7. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants to the Lender as follows:

(a) Due Organization; Qualification. Guarantor is qualified to transact business and is in good standing in the State in which it is organized and in each other jurisdiction in which such qualification and/or standing is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability of Guarantor to perform the Guaranteed Obligations.

(b) Power and Authority. Guarantor has the requisite power and authority (i) to own its properties and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of the Guaranteed Obligations, and (ii) to execute and deliver this Guaranty and to carry out the transactions contemplated by this Guaranty.

(c) Due Authorization. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary action and proceedings by or on behalf of Guarantor, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Guarantor as a condition to the valid execution, delivery and performance by Guarantor of this Guaranty.

(d) Valid and Binding Obligations. This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally or by equitable principles or by the exercise of discretion by any court.

(e) Non-contravention: No Liens. Neither the execution and delivery of this Guaranty, nor the fulfillment of or compliance with the terms and conditions of this Guaranty nor the payment or performance of the Guaranteed Obligations:

      (i) does or will conflict with or result in any breach or violation of any Applicable Law enacted or issued by any Governmental Authority or other agency having jurisdiction over Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or assets of Guarantor, or any judgment or order applicable to Guarantor or to which Guarantor is subject;

      (ii) does or will conflict with or result in any material breach or violation of, or constitute a default under, any of the terms, conditions or provisions of Guarantor's Organizational Documents, any indenture, existing agreement or other instrument to which Guarantor is a party or to which Guarantor, any of the Mortgaged Properties or any other portion of the Collateral or other assets of Guarantor is subject; or

      (iii) does or will require the consent or approval of any creditor of Guarantor, any Governmental Authority or any other Person except such consents or approvals which have already been obtained.

(f) Pending Litigation or Other Proceedings. Since the date of the most recent financial statements delivered to Lender pursuant to Section 8(b) of this Guaranty, there is no pending or, to the best knowledge of guarantor, threatened action, suit, proceeding or investigation, at law or in equity, before any court, board, body or official of any Governmental Authority or arbitrator which, if decided adversely to Guarantor, would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor. Guarantor is not in default with respect to any order of any Governmental Authority to any extent which would have, or may reasonably be expected to have, a Material Adverse Effect on Guarantor.

(g) Solvency. Guarantor is not insolvent and will not be rendered insolvent by the transaction contemplated by this Guaranty and after giving effect to such transaction, Guarantor will not be left with an unreasonably small amount of capital with which to engage in its business or undertakings, nor will Guarantor have incurred, have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. Guarantor did not receive less than a reasonably equivalent value in exchange for incurrence of the Guaranteed Obligations. There (i) is no contemplated, pending or, to the best of Guarantor's knowledge, threatened bankruptcy, reorganization, receivership, insolvency or like proceeding, whether voluntary or involuntary, affecting Guarantor and (ii) has been no assertion or exercise of jurisdiction over Guarantor by any court empowered to exercise bankruptcy powers.

(h) No Contractual Defaults. There are no material defaults by Guarantor or, to the knowledge of Guarantor, by any other Person under any contract to which Guarantor is a party other than defaults which do not have, and are not reasonably be expected to have, a Material Adverse Effect on Guarantor. Neither Guarantor nor, to the knowledge of Guarantor, any other Person, has received notice or has any knowledge of any existing circumstances in respect of which it could receive any notice of default or breach in respect of any contracts, which default would have, or which may reasonably be expected to have, a Material Adverse Effect on Guarantor.

(i) Representations True and Correct. The representations and warranties made by Guarantor in this Guaranty are true, complete and correct in all material respects as of the Initial Closing Date and do not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) ERISA. Guarantor is in compliance in all material respects with all applicable provisions of ERISA and has not incurred any liability to the PBGC on a Plan under Title LV of ERISA. None of the assets of Guarantor constitute plan assets (within the meaning of Department of Labor Regulation ss. 2510.3-101) of any employee benefit plan subject to Title I of ERISA.

(k) Financial Information. The financial statements of Guarantor which have been furnished to the Lender are complete and accurate in all material respects and present fairly the financial condition of Guarantor, as of its date in accordance with GAAP, applied on a consistent basis. Since the date of the most recent of such financial statements no event has occurred which would have, or may reasonably be expected to have a Material Adverse Effect on Guarantor, except as disclosed in any filings made by Guarantor or its affiliates with the United States Securities and Exchange Commission ("SEC"). Guarantor has no material contingent obligations which are not otherwise disclosed in its most recent financial statements except as disclosed in any filings made by Guarantor or its affiliates with the SEC.

(l) Accuracy of Information. No information, statement or report furnished in writing to the Lender by Guarantor concerning the Guarantor in connection with this Guaranty or any other Loan Document or in connection with the consummation of the transactions contemplated hereby and thereby contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading as of the date made, except to the extent that such misstatements and omissions when considered in the totality of such information, statements and reports furnished by Guarantor are not materially misleading in the aggregate; provided, however, the foregoing representation and warranty shall not apply to any information, statement or report prepared by any third party.

(m) No Conflicts of Interest. To the best knowledge of Guarantor, no member, officer, agent or employee of the Lender has been or is in any manner interested, directly or indirectly, in that Person's own name, or in the name of any other Person, in the Guarantor (other than through the ownership of publicly traded shares of common stock of affiliates of the Guarantor or limited partnership units of Guarantor), the Loan Documents, or any Mortgaged Property, in any contract for property or materials to be furnished or used in connection with such Mortgaged Property or in any aspect of the transactions contemplated by the Loan Documents.

(n) Governmental Approvals. To the best of Guarantor's knowledge, no Governmental Approval not already obtained or made is required for the execution and delivery of this Guaranty or the performance of the terms and provisions hereof by Guarantor.

(o) Governmental Orders. Guarantor is not presently under any cease or desist order or other orders of a similar nature, temporary or permanent, of any Governmental Authority which would have the effect of preventing or hindering performance of its duties hereunder, nor are there any proceedings presently in progress or to its knowledge contemplated which would, if successful, lead to the issuance of any such order.

(p) No Reliance. Guarantor acknowledges, represents and warrants that it understands the nature and structure of the transactions contemplated by this Guaranty and the other Loan Documents; that it is familiar with the provisions of all of the documents and instruments relating to such transactions; that it understands the risks inherent in such transactions, including the risk of loss of all or any of the Mortgaged Properties; and that it has not relied on the Lender or Fannie Mae for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Guaranty or any other Loan Document or otherwise relied on the Lender or Fannie Mae in any manner in connection with interpreting, entering into or otherwise in connection with this Guaranty, any other Loan Document or any of the matters contemplated hereby or thereby.

(q) Compliance with Applicable Law. Guarantor is in compliance with Applicable Law, including all Governmental Approvals, if any, except for such items of noncompliance that, singly or in the aggregate, have not had and are not reasonably expected to cause, a Material Adverse Effect on Guarantor.

(r) Contracts with Affiliates. Except for the management agreement relating to each of the Mortgaged Properties or in the ordinary course of business and on terms which are no less favorable to the Guarantor than would be obtained in a corporate arms-length transaction with an unrelated third party, Guarantor has not entered into and is not a party to any material contract, lease or other agreement with any Affiliate of Guarantor for the provision of any service, materials or supplies relating to any Mortgaged Property.

      Section 8. Affirmative Covenants of Guarantor. Guarantor agrees and covenants with the Lender that, at all times during the Term of this Guaranty:

(a) Maintenance of Existence. Guarantor shall maintain its existence and continue to be a limited partnership organized under the laws of the state of its organization. Guarantor shall continue to be duly qualified to do business in each jurisdiction in which such qualification is necessary to the conduct of its business and where the failure to be so qualified would adversely affect the validity of, the enforceability of, or the ability to perform, its obligations under this Guaranty.

(b) Financial Statements; Accountants' Reports: Other Information. The Guarantor shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect all of the Guarantor's financial transactions and assets. In addition, the Guarantor shall furnish, or cause to be furnished, to the Lender the following:

            (i) So long as Guarantor is a reporting company under the Securities and Exchange Act of 1934 (the "'34 Act"), promptly upon their becoming available, copies of (A) all 10K's, 10Q's, 8K's, annual reports and proxy statements, and all replacement, substitute or similar filings or reports required to be filed after the date of this Guaranty by the SEC or other Governmental Authority exercising similar functions, and (B) all press releases and other statements made available generally by Guarantor to the public concerning material developments in the business of Guarantor.

             (ii) In the event Guarantor is not a reporting company under the '34 Act,

                   (A) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of its fiscal year during the Term of this Agreement, the audited balance sheet of Guarantor as of the end of such fiscal year, the audited statement of income, equity and retained earnings of Guarantor for such fiscal year and the audited statement of cash flows of Guarantor for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year, prepared in accordance with GAAP, consistently applied, and accompanied by a certificate of Guarantor's independent certified public accountants to the effect that such financial statements have been prepared in accordance with GAAP, consistently applied, and that such financial statements fairly present the results of its operations and financial condition for the periods and dates indicated with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business.

                   (B) Quarterly Financial Statements. As soon as available, and in any event within 45 days after each of the first three fiscal quarters of each fiscal year during the Term of this Agreement, the unaudited balance sheet of Guarantor as of the end of such fiscal quarter, the unaudited statement of income and retained earnings of Guarantor and the unaudited statement of cash flows of Guarantor for the portion of the fiscal year ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, accompanied by a certificate of a member of Senior Management (which certificate shall be without personal liability to such officer) stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and fairly present the results of its operations and financial condition for the periods and dates indicated subject to year end adjustments in accordance with GAAP.

            (iii) [Left blank intentionally]

             (iv) Other Reports. Promptly upon receipt thereof, all schedules, financial statements or other similar reports delivered by the Guarantor pursuant to the Loan Documents or reasonably requested by the Lender with respect to the Guarantor's business affairs or condition (financial or otherwise) subject to the confidentiality covenant set forth below.

            After the providing by Guarantor of any statement, report or other information on a collective basis to Standard & Poor's, Moody's Investors Service, Duff & Phelps, Fitch and/or any other rating agency, and/or after providing any statement, report or other information on a collective basis to the banks or other institutions providing unsecured lines of credit and loans to Guarantor, Guarantor shall promptly furnish such statement, report or other information to Lender.

            As used in this Paragraph (iv), the phrase "on a collective basis" means as provided to a group as a whole as opposed to an individual basis, e.g.., providing information to a rating agency or to a bank to respond to a particular request of such rating agency or bank.

            The Lender agrees to treat all Information received by it (I) under this Paragraph (iv) as confidential and (II) which Guarantor requests in writing to the Persons at the Lender who receive any Information regarding Guarantor that such information be treated as confidential; provided, however, that such Information may be disclosed (A) as required by law, (B) to officers, directors, employees, agents, partners, attorneys, auditors, accountants, engineers and other consultants of the Lender, or its successors or assigns, who need to know such Information, provided such Persons are instructed to treat such Information confidentially, (C) by the Lender to any successor or assign of such Person, (D) to any federal or state regulatory authority having jurisdiction over the Lender, or its successors or assigns, (E) to any other Person to which such delivery or disclosure may be necessary or appropriate (w) in compliance with any law, rule, regulation or order applicable to the Lender, or its successors or assigns, (x) in response to any subpoena or other legal process or information investigative demand, or (y) in connection with any litigation to which the Lender, or its successors or assigns, is a party. Guarantor agrees that Information subject to this Paragraph (iv) does not include information which (I) was publicly known, or otherwise known to the Lender, or its successors or assigns, at the time of disclosure, (II) subsequently becomes publicly known through no act of or omission by the Lender or its successors or assigns, other than through disclosure by Guarantor or by any other Person in violation of this Paragraph (iv) or any other confidentiality arrangement and the Lender, or its successors or assigns, has knowledge of such violation; provided, however, that in the event the disclosing Person shall reasonably endeavor to notify Guarantor thereof as soon as possible after such disclosure has been made and Guarantor shall be afford an opportunity to seek protective orders, or such other confidential treatment of such Information as Guarantor may deem reasonable.

            (v) Certification. All certifications required to be delivered pursuant to this Section 8(b) shall run directly to and be for the benefit of Lender and Fannie Mae.

(c) Maintain Licenses. Guarantor shall procure and maintain in full force and effect all licenses, Permits, charters and registrations which are material to the conduct of its business and shall abide by and satisfy all terms and conditions of all such licenses, Permits, charters and registrations.

(d) Access to Records; Discussions With Senior Management. To the extent permitted by law, Guarantor shall permit the Lender to:

            (i) inspect Guarantor's books and records related to the Borrower and the Mortgaged Property;

            (ii) discuss Guarantor's affairs, finances and accounts with Guarantor's Senior Management or, provided that Senior Management of Guarantor has been given the opportunity by Lender to be a party to such discussions, property managers and independent public accountants;

            (iii) provided that Senior Management of Guarantor has been given the opportunity by Lender to be a party to such discussions, discuss the Mortgaged Properties' conditions, operations or maintenance with the managers of such Mortgaged Properties and the officers and employees of Guarantor; and

            (iv) receive any other information that the Lender deems reasonably necessary or relevant in connection with the Guaranty, any Loan Document or the Guaranteed Obligations.

Notwithstanding the foregoing, prior to an Event of Default or Potential Event of Default, all inspections shall be conducted at reasonable times during normal business hours and upon reasonable notice to the Guarantor.

(e) Inform the Lender of Material Events. Guarantor shall promptly, but in any event within five (5) Business Days, inform the Lender in writing of any of the following (and shall deliver to the Lender copies of any related written communications, complaints, orders, judgments and other documents relating to the following) of which Guarantor has actual knowledge:

            (i) Defaults. The occurrence of any Event of Default or any Potential Event of Default under any Loan Document;

            (ii) Bankruptcy Proceedings. The commencement of any proceedings by or against Guarantor under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official is sought to be appointed for it;

            (iii)  Accounting  Changes.   Any  material  change  in  Guarantor's
      accounting policies or financial reporting practices; and

            (iv) Restructuring of Guarantor. Any restructuring or reorganization of any Guarantor.

(f) ERISA. Guarantor shall at all times remain in compliance in all material respects with all applicable provisions of ERISA and similar requirements of the PBGC.

(g) Further Assurances. Provided they do not materially increase the Guaranteed Obligations of Guarantor, Guarantor, at the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, shall execute and deliver and, if necessary, file or record such statements, documents, agreements, UCC financing and continuation statements and such other instruments and take such further action as the Lender from time to time may request as reasonably necessary, desirable or proper to carry out more effectively the purposes of this Guaranty or any of the other Loan Documents or to subject the Collateral to the lien and security interests of the Loan Documents or to evidence, perfect or otherwise implement, to assure the lien and security interests intended by the terms of the Loan Documents or in order to exercise or enforce its rights under the Loan Documents.

(h) Monitoring Compliance. Upon the request of the Lender, but without incurring any liability beyond the Guaranteed Obligations, from time to time, Guarantor shall promptly provide to the Lender such documents, certificates and other information as may be deemed reasonably necessary to enable the Lender to perform its functions under the Servicing Agreement as the same relates to the Guarantor.

      Section 9.  Negative Covenants of Guarantor.

      (a) Liquidation. Guarantor shall not dissolve or liquidate in whole or in part.

      (b) Principal Place of Business. Guarantor shall not change its principal place of business or the location of its books and records without first giving 10 days' prior written notice to the Lender.

      Section 10. Financial Covenants. Guarantor agrees and covenants with the Lender that, at all times during the Term of this Guaranty, the Net Worth of the REIT, the Guarantor and the Subsidiaries on a consolidated basis shall not be below $1,500,000,000.

      Section 11. Expenses. Guarantor agrees to pay all reasonable costs and out-of-pocket expenses, including court costs and expenses and the reasonable fees and disbursements of legal counsel, incurred by or on behalf of Lender in connection with the enforcement of Guarantor's obligations under this Guaranty or the protection of Lender's rights under this Guaranty. The covenants contained in this Section shall survive the payment of the Guaranteed Obligations.

      Section 12. Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Guarantor represents and warrants that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matters pertinent hereto as Guarantor may desire and Guarantor is not relying upon or expecting Lender to furnish to Guarantor any information now or hereafter in Lender's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks Guarantor acknowledges.

      Section 13. Further Assurances. Guarantor agrees at any time and from time to time upon request by Lender to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the reasonable opinion of Lender, may be necessary in order to assure to Lender the full benefits of this Guaranty, so long as any such action does not materially increase Guarantor's Guaranteed Obligations hereunder or materially decrease its rights hereunder.

      Section 14. Subordination. Guarantor hereby irrevocably and unconditionally agrees that any claims, direct or indirect, Guarantor may have by subrogation or other form of reimbursement, against Borrower or to any security or any interest therein, by virtue of this Guaranty or as a consequence of any payment made by Guarantor pursuant to this Guaranty, shall be fully subordinated in time and right of payment to the payment in full of the Guaranteed Obligations and all other obligations of Guarantor to Lender under this Guaranty.

      Section 15. No Subrogation. Guarantor shall not have any right of subrogation against Borrower by reason of any payment by Guarantor under this Guaranty until such time as all of the Guaranteed Obligations have been satisfied in full. Nothing in the foregoing shall affect any claim which any Guarantor has against Borrower under the terms of the Organizational Documents of the Borrower.

      Section 16. Insolvency and Liability of Borrower. So long as any of the Guaranteed Obligations is unpaid and this Guaranty is in effect, and to the extent not prohibited by the applicable bankruptcy court, Guarantor agrees to file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in connection with indebtedness owed by Borrower to Guarantor and to assign to Lender all rights of Guarantor thereunder up to the lesser of (i) the amount of such indebtedness or (ii) the amount of the Guaranteed Obligations. In all such cases the Person or Persons authorized to pay such claims shall pay to Lender the full amount thereof to the full extent necessary to pay the Guaranteed Obligations, and Guarantor hereby assigns to Lender all of Guarantor's rights to all such payments to which Guarantor would otherwise be entitled. Notwithstanding the foregoing, and except to the extent that any sums owed by Borrower to Lender under the Loan Documents shall have been fully satisfied thereby, the liability of Guarantor hereunder shall in no way be affected by

(a) the release or discharge of Borrower in any creditors', receivership, bankruptcy or other proceedings; or

(b) the impairment, limitation or modification of the liability of Borrower or the estate of Borrower in bankruptcy resulting from the operation of any present or future provisions of the Bankruptcy Code or other statute or from the decision in any court.

      Section 17. Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the bankruptcy laws or for any similar reason, including, without limitation, any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower or other claimant (a "Rescinded Payment"), then Guarantor's liability to Lender shall continue in full force and effect, or Guarantor's liability to Lender shall be reinstated, as the case may be, with the same effect and to the same extent as if the Rescinded Payment had not been received by Lender (but only to the extent such Rescinded Payment was part of the Guaranteed Obligations hereunder), notwithstanding the cancellation or termination of any Note or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including all reasonable attorneys' fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations from Guarantor must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

      Section 18. Waiver. Neither this Guaranty nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by Lender and Guarantor expressly referring to this Guaranty and to the provisions so changed or limited. No such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of Lender in exercising any right under this Guaranty shall operate as a waiver thereof or otherwise by prejudice thereto.

      Section 19. Notices. All notices or other communications hereunder shall be sufficiently given and shall be deemed given when sent in the manner prescribed by the Loan Agreement addressed to the parties as follows:

      As to the Guarantor: AIMCO
                           Stanford Place 3
                           4582 South Ulster St. Parkway
                           Suite 1100
                           Denver, Colorado  80237
                           Attn:  Senior Vice President-Debt & Securities

      with a copy to:      Ballard Spahr Andrews & Ingersoll, LLP
                           Seventeenth Street Plaza Building
                           1225 17th Street, Suite 2300
                           Denver, Colorado  80202
                           Attn: Gwendolyn C. Allen, Esquire

If to Lender or Fannie Mae:

      As provided in the Loan Agreement.

      Section 20. Assignability by Lender. Lender may, without notice to Guarantor, assign or transfer the Loans and the Loan Documents, in whole or in part. In such event, each and every immediate and successive assignee, transferee or holder of all or any part of the Loans and the Loan Documents shall have the right to enforce this Guaranty, by legal action or otherwise, as fully as if such assignee, transferee, or holder were by name specifically given such right and power in this Guaranty. Lender shall have an unimpaired right to enforce this Guaranty for its benefit as to so much of the Loans and the Loan Documents as Lender has not sold, assigned or transferred.

      Section 21. Guarantor Bound by Judgment Against Borrower. Guarantor shall be conclusively bound, in any jurisdiction, by the judgment in any action by Lender against Borrower in connection with the Loan Documents (wherever instituted) as if Guarantor were a party to such action even if not so joined as a party.

      Section 22. Governing Law. The provisions of Section 11.06 of the Loan Agreement (entitled Choice of Law; Consent to Jurisdiction; Waiver of Jury Trial) are hereby incorporated into this Agreement by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

      Section 23. Invalid Provisions. If any provision of this Guaranty or the application thereof to Guarantor or any circumstance in any jurisdiction whose laws govern this Guaranty shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent of such invalidity or unenforceability and shall be deemed modified to conform to such statute, regulation or rule or law. The remainder of this Guaranty and the application of any such invalid or unenforceable provision to parties, jurisdictions or circumstances other than those to whom or to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of any other provision of this Guaranty.

      Section 24. General Provisions. This Guaranty shall be binding upon the respective successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns, including, without limitation, each successive holder of the Note. The descriptive headings of the Sections of the Guaranty have been inserted herein for convenience of reference only and shall not define or limit the provisions hereof.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, Guarantor has signed this Guaranty under seal as of the day and year first above written.

                                        AIMCO PROPERTIES, L.P., a Delaware
                                        limited partnership

                                    By: AIMCO-GP, Inc., a Delaware
                                        corporation, its general partner

                                    By: /s/Patti K. Fielding
                                        Patti K. Fielding
                                        Executive Vice President and
                                        Treasurer



STATE OF Colorado, Denver County ss:

      BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Patti K. Fielding, known to me to be the Executive Vice President and Treasurer of AIMCO-GP, Inc., a Delaware corporation, general partner of AIMCO Properties, L.P., a Delaware limited partnership, the limited partnership that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited partnership, and that he/she executed the same as the act of such limited partnership for the purposes and consideration therein expressed and in the capacity therein stated.

      GIVEN  UNDER MY HAND AND SEAL OF OFFICE  this _____ day of  ___________,
______.

                                          ____________________________________
Notary Public in and for ______________ County, ______________